                                Registration No.

          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM S-8

                       REGISTRATION STATEMENT
                                UNDER
                     THE SECURITIES ACT OF 1933

                          TAB PRODUCTS CO.
       (Exact name of registrant as specified in its charter)

              Delaware                               94-1190862
   (State or other jurisdiction          (I.R.S. employer identification no.)
 of incorporation or organization)

                         1400 Page Mill Road
                        Palo Alto, CA 94304
        (Address of principal executive offices)  (Zip code)

                          TAB PRODUCTS CO.
                     TAX DEFERRED SAVINGS PLAN
                      (Full title of the plan)

                         Michael A. Dering
                President and Chief Executive Officer
                          Tab Products Co.
                         1400 Page Mill Road
                        Palo Alto, CA 94304
               (Name and address of agent for service)

Telephone number, including area code, of agent for service:  415/852-2400

This registration statement, including all exhibits and attachments, contains 15 pages. The exhibit index may be found on page 10 of the consecutively numbered pages of the registration statement.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

                                      1

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- -------------------------------------------------------------------------------
                   CALCULATION OF REGISTRATION FEE
- -------------------------------------------------------------------------------

                                Proposed       Proposed
Title of                        maximum        maximum
securities       Amount         offering       aggregate    Amount of
to be            to be          price per      offering     registration
registered       registered     share(1)       price        fee
- ----------      ------------   ----------      ---------    -------------

Common Stock     400,000         $5.41      $2,164,000.00     $746.21
Par Value $0.01








In addition, pursuant to Rule 416(c) under the Securities Act of 1993, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Tab Products Co. Tax Deferred Savings Plan described herein.


- --------------------
(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon the average of the high and low prices of the Common Stock on August 29, 1995, as reported on the American Stock Exchange.

                                      2

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                                PART II

         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

          Tab Products Co. (the "Company") hereby incorporates by reference in this registration statement the following documents:

          (a) The Company's latest annual report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended May 31, 1995 filed in August 1995 and the latest annual report for the Tab Products Co. Tax Deferred Savings Plan on Form 11-K filed pursuant to Sections 13(a) or 15(d) of the Exchange Act, containing audited financial statements for the Plan's latest fiscal year ended May 31, 1994 filed in November 1994.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the registrant document referred to in (a) above.

          (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-B filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

          All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES

          The class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

          Inapplicable.

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ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Delaware law authorizes corporations to eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach or alleged breach of the directors' "duty of care." While the relevant statute does not change directors' duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission. The statute has no effect on directors' duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, illegal payment of dividends and approval of any transaction from which a director derives an improper personal benefit.

          The Company has adopted provisions in its Certificate of Incorporation which eliminate the personal liability of its directors to the Company and its stockholders for monetary damages for breach or alleged breach of their duty of care. The Bylaws of the Company provide for indemnification of its directors, officers, employees and agents to the full extent permitted by the General Corporation Law of the State of Delaware, the Company's state of incorporation, including those circumstances in which indemnification would otherwise be discretionary under Delaware Law. Section 145 of the General Corporation Law of the State of Delaware provides for indemnification in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

          Inapplicable.

ITEM 8.   EXHIBITS

          See Exhibit Index.

ITEM 9.   UNDERTAKINGS

          (a)    RULE 415 OFFERING

          The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

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                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) FILING INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

          The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (h) REQUEST FOR ACCELERATION OF EFFECTIVE DATE OR FILING OF REGISTRATION STATEMENT ON FORM S-8

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURE

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on August 31, 1995.

                                  TAB PRODUCTS CO.


                                         /s/ Michael A. Dering
                                  By:  _________________________________
                                       Michael A. Dering, President and
                                       Chief Executive Officer

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                          POWER OF ATTORNEY

     The officers and directors of Tab Products Co. whose signatures appear below, hereby constitute and appoint Michael A. Dering and John M. Palmer, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on August 31, 1995.

Signature                         Title
- --------------------------------------------------------------------------


/s/ Michael A. Dering
- -------------------------
Michael A. Dering                 Director, President and Chief Executive
                                  Officer (Principal Executive Officer)
/s/ John M. Palmer
- -------------------------
John M. Palmer                    Vice President, Finance, Chief Financial
                                  Officer (Principal Financial Officer)
/s/ James L. Anderson
- -------------------------
James L. Anderson                 Controller (Principal Accounting Officer)

/s/ Hans Wolf
- -------------------------
Hans Wolf                         Director and Chairman of the Board

/s/ Robert R. Augsburger
- -------------------------
Robert R. Augsburger              Director

/s/ Dr. William E. Ayer
- -------------------------
Dr. William E. Ayer               Director

/s/ John L. Doyle
- -------------------------
John L. Doyle                     Director

/s/ John W. Peth
- -------------------------
John W. Peth                      Director, Executive Vice President, Chief
                                  Operating Officer and President, Tab U.S.

                              SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California on August 31, 1995.

                                  Tab Products Co. Tax Deferred Savings
                                  Plan


                                         /s/ Robert J. Sexton
                                  By:  ________________________________
                                       Robert J. Sexton, Member of the
                                       Administrative Committee

                          POWER OF ATTORNEY

     The members of the Administrative Committee for the Tab Products Co. Tax Deferred Savings Plan whose signatures appear below, hereby constitute and appoint John M. Palmer and Robert J. Sexton, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on August 31, 1995.

Signature                         Title
- -------------------------------------------------------------------------

/s/ Robert Sexton
- -------------------------
Robert Sexton                     Member of the Administrative Committee


/s/ John M. Palmer
- -------------------------
John M. Palmer                    Member of the Administrative Committee


/s/ Wendi Downing
- -------------------------
Wendi Downing                     Member of the Administrative Committee

                            EXHIBIT INDEX

                                                          Sequentially
                                                         Numbered Page
                                                         -------------
     4.1  Certificate of Incorporation of the Company is       --
          incorporated by reference to Exhibit 3.1 to the
          Company's Form 10-K filed with the Securities
          and Exchange Commission in August 1993

     4.2  Amended and Restated Bylaws of the                   --
          Company, amended as of January 10, 1994,
          is incorporated by reference to Exhibit 3.2 to
          the Company's Form 10-K filed with the
          Securities and Exchange Commission in
          August 1994.

     4.3  A copy of the Internal Revenue Service               11
          determination letter that the Tab Products Co.
          Profit Sharing 401K Plan (Tax Deferred
          Savings Plan), adopted on June 1, 1978 and
          amended on February 7, 1991 is qualified
          under Section 401 of the Internal Revenue
          Code

     23.1 Consent of Counsel                                   14

     23.2 Consent of Deloitte & Touche LLP,
          Independent Auditors                                 15

     24   Power of Attorney (included in signature             --
          pages to this registration statement)

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